                                                                 EXHIBIT 10.17.1


                                     SENIOR
                                     ------
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------
                          OF H. F. AHMANSON & COMPANY
                          ---------------------------


                   (Amended and Restated as of July 12, 1994)

                               TABLE OF CONTENTS
                               -----------------

                                                             PAGE
                                                             ----
PREAMBLE                                                       1

ARTICLE I                                                      2

        INCORPORATION OF SERP; DEFINITIONS                     2

            1.1        Incorporation of SERP                   2
            1.2        Definitions                             2

ARTICLE II                                                     4

        MODIFICATIONS OF SERP                                  4

            2.1        Retirement Benefits                     4
            2.2        Survivor Benefits                       5
            2.3        Lump Sum and Hardship Distributions     5
            2.4        Policy on Life Other Than the
                          Participant                          6
            2.5        Funding                                 6

ARTICLE III                                                    7

        ADMINISTRATION OF PLAN AND DISPUTES                    7

            3.1        Administration of Plan                  7
            3.2        Liability of Administrator              7
            3.3        Disputes                                7

ARTICLE IV                                                    13

        DESIGNATION OF BENEFICIARY                            13

            4.1        Designation of Beneficiary             13

ARTICLE V                                                     13

        AMENDMENT AND TERMINATION OF PLAN                     13

            5.1        Amendment and Termination of Plan;
                          Removal of Participants             13

                                      -i-
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                                     SENIOR
                                     ------
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------
                          OF H. F. AHMANSON & COMPANY
                          ---------------------------

                                    PREAMBLE
                                    --------

         The principal objective of this Senior Supplemental Executive Retirement Plan (the "Plan") is to ensure the payment of a competitive level of retirement income in order to attract, retain and motivate selected senior executives. The Plan is designed to provide a benefit which, when added to other retirement income of the executive, will meet the objective described above. Eligibility for participation in the Plan shall be limited to senior executives selected by the Compensation Committee of the Board of Directors of the Sponsor.

         The Sponsor hereby declares that its intention is to create an unfunded Plan primarily for the purpose of providing a select group of management or highly compensated employees of the Sponsor and its Affiliated Companies with supplemental retirement income. It is also the intention of the Sponsor that the Plan be an "employee pension benefit plan" as defined in Section 3(2) of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and that the Plan be the type of plan described in Sections 201(2), 301(3) and 401(a)(1) of Title I of ERISA. The Sponsor is the "named fiduciary" of the Plan for purposes of Section 402(a)(2) of ERISA.

         This Plan shall be effective as of September 1, 1993 and shall apply to all Participants who terminate employment with the Company on or after September 1, 1993, or otherwise are designated as Participants in this Plan by the Administrator in its sole discretion.

                                   ARTICLE I
                       INCORPORATION OF SERP; DEFINITIONS
                       ----------------------------------

         1.1  Incorporation of SERP.  Except as otherwise expressly provided
              ---------------------
herein, the terms of this Plan shall be the same as the Supplemental Executive Retirement Plan of H. F. Ahmanson & Company, as amended from time to time, which is hereby incorporated herein by reference; provided, however, that amendments which are made after a Participant terminates employment with the Company shall be disregarded, unless otherwise determined by the Administrator in its sole discretion.

         1.2  Definitions.  When used herein, the following words shall have the
              -----------
following meanings unless the context indicates otherwise:

         Participant.  "Participant" means a person who receives written
         -----------
notification from the Sponsor that he is participating in this Plan. Participants in this Plan shall be limited to persons who fall into the categories of persons eligible for participation in this Plan specified in any resolutions adopted by the Compensation Committee, which are hereby incorporated by reference. Such persons may become Participants in the Plan as of the date specified in such resolutions. Participants in the Plan shall be limited to persons whose employment with the Company terminates on or after September 1, 1993, and such other persons who may be designated as Participants in this Plan by the

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Administrator in its sole discretion.  Any person who becomes a Participant in this Plan shall no longer participate in the SERP.

         Plan.  "Plan" means this Senior Supplemental Executive Retirement Plan,
         ----
effective September 1, 1993, as set forth in this document and as the same may be amended, administered or interpreted from time to time.

         Policies.  "Policies" mean split-dollar life insurance policies under
         --------
the Senior Executive Life Insurance Plan or other plan or arrangement sponsored by the Company.

         Senior Executive Life Insurance Plan.  "Senior Executive Life Insurance
         ------------------------------------
Plan" means the Senior Executive Life Insurance Plan of H. F. Ahmanson & Company, as amended from time to time; provided, however, that amendments which are made after a Participant terminates employment with the Company shall be disregarded, unless otherwise determined by the Administrator in its sole discretion.

         SERP.  "SERP" means the Supplemental Executive Retirement Plan of H. F.
         ----
Ahmanson & Company, as amended from time to time; provided, however, that amendments which are made after a Participant terminates employment with the Company shall be disregarded, unless otherwise determined by the Administrator in its sole discretion.

         Other capitalized terms used in this Plan shall have the same meaning as in the SERP.

                                 ARTICLE II
                             MODIFICATIONS OF SERP
                             ---------------------

         2.1  Retirement Benefits.  The normal, early or late retirement
              -------------------
benefit, as described in Sections 3.1, 3.2 and 3.3 of the SERP, which will be payable under this Plan shall be reduced by an offset for the Participant's interest in cash value on his Retirement Date in Policies under the Company's Senior Executive Life Insurance Plan or other plan or arrangement sponsored by the Company.

         This reduction in the annual retirement benefit shall be determined by
(i) converting the unreduced annual retirement benefit which is payable hereunder based on Section 3.1, 3.2 or 3.3 of the SERP to a lump sum equivalent amount, (ii) subtracting the Participant's interest in cash value on his Retirement Date in Policies, and (iii) converting such reduced lump sum equivalent amount back to an annual retirement benefit which will be payable under this Plan during the lifetime of the Participant.

         An actuarial equivalent for this purpose shall be determined by the factors (i) in the HFA Retirement Plan applicable to benefits accruing thereunder at the time when payments commence hereunder, or the factors in effect at the time of the HFA Retirement Plan's termination if such termination is prior to such payment commencement date, or (ii) of the Pension Benefit Guaranty Corporation applicable to plans terminating on such payment commencement date, whichever of (i) or (ii) provides the higher amount of retirement benefits under this Plan. The same factors must be used for all steps in determining the reduction in the annual retirement benefit under the preceding paragraph.

         2.2  Survivor Benefits.  The survivor benefits, as described in Section
              -----------------
3.4 of the SERP, which will be payable under this Plan will be modified as described herein.

          (a) The annual benefit payable under Section 3.4(b) or (f) of the SERP shall be reduced by an offset for the additional death benefit, if any, payable under Section 2.2(c) of the Company's Senior Executive Life Insurance Plan, but not for any other death benefits which are payable under that plan or any other Company funded death benefit program, irrespective of who is the Participant's beneficiary under such plan. This reduction in the annual benefit shall be determined in the manner described in Section 3.4(d) of the SERP.

          (b) The annual benefit payable under Section 3.4(d) of the SERP shall be reduced by an offset for any death benefit payable to the Participant's beneficiary from the Company's Senior Executive Life Insurance Plan, irrespective of who is the Participant's beneficiary under such plan. This reduction in the annual benefit shall be determined in the manner described in
Section 3.4(d) of the SERP.

          (c) The annual benefit payable under Section 5.1(c) of the SERP shall be reduced in the manner described above for reductions under Sections 3.4(b) and (d) of the SERP.

         2.3  Lump Sum and Hardship Distributions.  The lump sum or hardship
              -----------------------------------
distributions, as described in Section 5.2 of the SERP, which will be payable under this Plan will be modified as described herein. The annual benefits to which a Participant is entitled under this Plan shall be reduced as described in Section 2.1 hereof.

         In addition, notwithstanding Section 5.2(a), 5.2(d)(iii) or any other provision of the SERP, in the case of a Participant who has a spouse on the Commencement Date, the lump sum or hardship distribution payable to a Participant under this Plan shall only include the lump sum value of the annual benefit payable to the Participant during his or her lifetime, and shall not include the lump sum value of any benefit payable to such spouse or other Beneficiary by reason of the Participant's death. Such benefits shall be payable following the Participant's death in the same manner as if the Participant had not received a hardship or lump sum distribution.

         2.4  Policy on Life Other Than the Participant.  If a Participant owns
              -----------------------------------------
a Policy which is on a life other than the Participant, the Committee shall determine the appropriate offsets to be made in computing retirement, survivor or other benefits payable under this Plan on account of the Participant's interest in cash value and death benefits payable under such Policy.

         2.5  Funding.  Article VI of the SERP, which relates to "funding,"
              -------
shall have no application to this Plan. For purposes of this Plan, Article VI of the SERP shall be treated as if it were deleted. Likewise, the second paragraph of Section 7.2 of the SERP, relating to written reports on compliance with funding requirements, shall be treated as if it were deleted.

                                 ARTICLE III
                      ADMINISTRATION OF PLAN AND DISPUTES
                      -----------------------------------

         3.1  Administration of Plan.  This Plan shall be administered by the
              ----------------------
Committee, Compensation Committee and the Board (herein referred to collectively as the "Administrator") in accordance with Article VII of the SERP, except as provided herein. However, notwithstanding any provision of the SERP to the contrary, the Administrator's authority to interpret this Plan shall not cause the Administrator's decisions in this regard to be entitled to a deferential standard of review in the event that a Participant, Surviving Spouse or Beneficiary seeks review of the Administrator's decision as described below.

         3.2  Liability of Administrator.  Neither the Administrator nor its
              --------------------------
designee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan.

         3.3  Disputes
              --------
          (a) Right to Arbitration.  Time is of the essence in the resolution of
              --------------------
any and all disputes which may arise under this Plan and the determination of whether any payments are due hereunder or the amount or timing thereof. A Participant (or following his or her death, his or her Surviving Spouse or Beneficiary), but not the Company, may, but need not, submit any such dispute, disagreement or claim for payment hereunder to arbitration as provided herein.

         The right to select arbitration shall be solely that of the Participant (or Surviving Spouse or Beneficiary) in his or her sole discretion. Arbitration is not mandatory on the

Participant (or Surviving Spouse or Beneficiary), and the Participant (or Surviving Spouse or Beneficiary) may choose in lieu thereof to bring an action in an appropriate civil court. However, once an arbitration is commenced by the Participant (or Surviving Spouse or Beneficiary), it may not be discontinued without the mutual consent of all parties to the arbitration. During the lifetime of the Participant, only the Participant can initiate an arbitration proceeding under this Section.

         In the event that the Company commences an action or proceeding in any court against a Participant (or Surviving Spouse or Beneficiary), whether with respect to a dispute, disagreement or claim for payment under this Plan or otherwise, the Participant (or Surviving Spouse or Beneficiary) may, but need not, apply to a court of competent jurisdiction, within ninety (90) days following receipt of service of a summons and complaint or the equivalent thereof, for an order dismissing or staying (pending the final completion of arbitration as provided in this Section) all or so much of such action or proceeding as affects or relates to a dispute, disagreement or claim for payment under this Plan or relieving the Participant (or Surviving Spouse or Beneficiary) of any obligation to file an affirmative defense or counterclaim in such action or proceeding to the extent the same affects or relates to a dispute, disagreement or claim for payment under this Plan.

         The Company hereby consents to the issuance of such an order, upon such application, with respect to any aspect of the action, proceeding, defense or counterclaim which the Participant (or Surviving Spouse or Beneficiary) demonstrates to the court's satisfaction may reasonably affect or relate to any dispute, disagreement or claim for payment under this Plan. Any such order may be conditioned upon the prompt initiation of arbitration by the Participant (or Surviving Spouse or Beneficiary) in accordance with this Section.

         (b) Initiation of Arbitration.  A Participant (or Surviving Spouse or
             -------------------------
Beneficiary) who intends to initiate arbitration hereunder shall first deliver to the Committee which administers the Plan a claim in writing for payment under the Plan setting forth in reasonable detail the basis for and calculation of the claim or a proposed resolution of any other dispute or disagreement that may exist.

         If the Company does not pay the full amount of the claim for payment, or does not deliver a written, unconditional acceptance of the proposed resolution, within sixty days following delivery of the claim for payment or proposed resolution, or upon entry of an order of a court as provided in Section 3.3(a) hereof, the Participant (or Surviving Spouse or Beneficiary) may deliver to the Company a written list of five proposed arbitrators, each of whom must be either (i) a member of the National Academy of Arbitrators residing in the State of California, or (2) a retired judge of the California Superior Court, Court of Appeals or Supreme Court or the United States District Court for the Central or Southern Districts of California or the United States Court of Appeals for the Ninth Circuit, provided, however, that any such judge must then reside in the State of California.

         Within seven days following delivery of such list, the Company shall select one of the proposed arbitrators as the arbitrator for the dispute, disagreement or claim for payment in question and shall, within said seven day period, deliver written notice of such selection to the Participant (or Surviving Spouse or Beneficiary). If the Company fails to deliver such written notice within said period, the Participant (or Surviving Spouse or Beneficiary) shall select one of the proposed arbitrators, promptly deliver written notice thereof to the Company, and such selection shall be binding upon the Company.

          (c) Conduct of Arbitration.  The arbitration proceeding shall commence
              ----------------------
within seven days following selection of the arbitrator, or as soon thereafter as possible, and shall proceed with all due diligence. No continuance or postponement of the arbitration shall be granted to the Company without the consent of the Participant (or Surviving Spouse or Beneficiary). Absence from or the failure to participate in any hearing or session of the arbitration by the Company shall not prevent the issuance of an award. Without the consent of the Participant or Beneficiary, no arbitration hearing or session shall be conducted outside the County of Los Angeles.

         The arbitration shall be conducted in accordance with such rules and procedures as may be determined by the arbitrator. The arbitrator may determine when sufficient evidence has been submitted to permit the issuance of an award. The arbitrator's award shall be issued in writing as expeditiously as possible and in no event more than thirty days following the close of the hearing. The arbitrator may, if he or she deems it necessary to the issuance of an award, engage the services of an accountant, actuary or other expert to advise and assist in the arbitration.

         Notwithstanding the right of the Administrator to administer and interpret this Plan, no decision by the Administrator in this regard shall be entitled to any deference in such arbitration.

          (d) Arbitration Award.  The arbitrator may order the Company to take,
              -----------------
or to refrain from taking, any action and may make a monetary award to the Participant (or Surviving Spouse or Beneficiary).

         The Company acknowledges that, in the event it should breach the provisions of the Plan, it will be extremely difficult, if not impossible, to calculate the amount of consequential or extracontractual damages suffered by a Participant (or Surviving Spouse or Beneficiary). Consequently, the Company agrees that (1) if the arbitrator makes a monetary award of any amount to the Participant (or Surviving Spouse or Beneficiary), the arbitrator shall also award the Participant (or Surviving Spouse or Beneficiary) an additional amount equal to fifty percent (50%) of the monetary award, but in no event less than ten thousand dollars ($10,000), and (2) if the arbitrator does not make a monetary award to the Participant (or Surviving Spouse or Beneficiary), but makes an affirmative finding that the Company has breached the provisions of the Plan or orders the Company to take, or to refrain from taking, any action, the arbitrator shall award the Participant (or Surviving Spouse or Beneficiary) ten thousand dollars ($10,000). All amounts so awarded shall constitute additional benefits under this Plan.

         Any monetary award and any additional awards shall bear interest at a rate determined by the arbitrator from the date, as determined by the arbitrator, that any payment should have been made by the Company to the Participant (or Surviving Spouse or Beneficiary).

         (e) Costs of Arbitration.  The arbitrator shall order the losing party
             --------------------
in the arbitration (1) to pay for the costs of the arbitration, including, without limitation, the arbitrator's fees and expenses and the fees of a stenographic reporter if employed, and (2) to reimburse the prevailing party for all costs of the arbitration which have previously been paid by the prevailing party. Each party shall pay for its own fees and expenses in connection with the arbitration, including, without limitation, its fees and expenses of counsel, accountants, actuaries and other experts.

         The Participant (or Surviving Spouse or Beneficiary) shall be deemed to be the prevailing party if the arbitrator (1) finds that the Company has breached the provisions of the Plan or orders the Company to take, or to refrain from taking, any action or (2) makes a monetary award of any amount to the Participant (or Surviving Spouse or Beneficiary).

         The arbitration award, the additional award, interest, and the costs of the arbitration shall be due and payable within five days following the issuance of the award.

          (f) Enforcement of the Award.  The award of the arbitrator shall be
              ------------------------
final, binding and conclusive upon the parties and shall not be subject to judicial review except as set forth in Sections 1286.2 and 1286.6 of the California Code of

Civil Procedure or any successor statute thereto. Any party may apply to a court of competent jurisdiction for confirmation or enforcement of such award.

                                   ARTICLE IV
                           DESIGNATION OF BENEFICIARY
                           --------------------------

         4.1  Designation of Beneficiary.  Each Participant shall have the right
              --------------------------
to designate a Beneficiary or Beneficiaries to receive any benefits payable after his or her death during the lifetime of his or her Surviving Spouse. A Beneficiary may be designated in the manner provided in Article VIII of the SERP. The most recent Beneficiary designated by a Participant under the SERP shall be treated as the Participant's Beneficiary under this Plan until the Participant designates a new Beneficiary under this Plan.

                                   ARTICLE V
                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

         5.1  Amendment and Termination of Plan; Removal of Participants.  The
              ----------------------------------------------------------
provisions of Article X and Section 5.7 of the SERP, relating to amendment and termination of the Plan and removal of Participants, shall apply to this Plan as if set forth herein.

         IN WITNESS WHEREOF, the Sponsor has caused this amended and restated Plan to be executed this 16th day of November, 1995, effective as of July 12, 1994.

                             H. F. AHMANSON & COMPANY



                             By     /s/ Charles R. Rinehart
                                --------------------------------
                                Title: Chairman of the Board and
                                          Chief Executive Officer